Exhibit 99.1

Assertio Therapeutics Announces Fourth-Quarter and Full-Year 2018 Financial Results

-- Reports Neurology Franchise Annual Net Sales of $110.3 million, at the High End of Guidance Range --

-- Files NDA for Long-acting Cosyntropin and Receives FDA Notification of Acceptance --

-- Issues Full-Year 2019 Guidance for Earnings and Neurology Franchise Net Sales --

Lake Forest, Ill., March 6, 2019 - Assertio Therapeutics, Inc. (NASDAQ: ASRT) today reported financial results for the fourth quarter and year ended December 31, 2018, and provided an update on its business performance and strategic initiatives.

Financial Highlights:
(unaudited)

	Fourth-Quarter 2018		Full-Year 2018
(in millions, except earnings per share)	GAAP	Non-GAAP (3)	GAAP	Non-GAAP (3)
Total Revenues (1) (2)	42.6	62.8	311.8	278.0
Net Income/(Loss)	(24.1)	23.1	36.9	93.2
Earnings/(Loss) Per Share	$(0.38)	$0.30	$0.57	$1.22
Adjusted EBITDA	—	41.0	—	155.3
(1) Fourth-quarter 2018 includes a $21.3 million adjustment reversal for the non-cash value assigned to inventory transferred to Collegium.
(2) Full-year 2018 includes a ($25.2) million adjustment reversal for the non-cash value assigned to inventory transferred to Collegium.
(3) All non-GAAP measures included in this earnings news release are reconciled to the corresponding GAAP measures in the schedules attached.

“Assertio’s 2018 financial performance met, or exceeded, our goals for the full year,” said Arthur Higgins, President and CEO of Assertio. “We delivered adjusted EBITDA at the high end of our current guidance range, and ahead of our original target, as well as neurology franchise sales at the high end of our current guidance range. In addition, we made significant progress throughout the year advancing our strategic, financial and operational goals, including the NDA filing of our long-acting cosyntropin. We look forward to another productive year ahead as we continue the transformation of Assertio into a biopharma company with sustainable growth and a promising pipeline."

Business Highlights:

•
FDA Accepted Filing of 505(b)(2) NDA Filing for Cosyntropin: On February 19, 2019, the Company received notification of acceptance for filing from the U.S. Food and Drug Administration for its 505(b)(2) New Drug Application for its injectable formulation of long-acting cosyntropin (synthetic adrenocorticotropic hormone, or ACTH). The Company, together with its partner West Therapeutic Development, LLC, seeks approval for the use of long-acting cosyntropin as a diagnostic drug in the screening of patients presumed to have adrenocortical insufficiency. The PDUFA date is October 19, 2019.

•
Strong Cash Generation and Debt Reduction: In 2018, the Company secured $97.0 million in non-dilutive cash through strategic transactions, of which approximately $65.0 million was received in 2018; the balance of $32 million was received on January 30, 2019. These cash inflows, as well as the Company’s own cash-flow generation, reduced total secured debt by $82.5 million from $365.0 million as of December 31, 2017 to $282.5 million as of December 31, 2018. As of December 31, 2018, the Company had cash and cash equivalents of $110.9 million.

•
Amended Senior Secured Credit Facility: On January 8, 2019, the Company amended its Senior Secured Credit Facility, replacing the previous fixed adjusted EBITDA covenant with a trailing 12-month debt-to-adjusted EBITDA ratio that declines over time. The amendment gives the Company greater flexibility to continue to pay down debt and invest in the core business, including potential business development transactions.

•
Strengthened NUCYNTA Collaboration with Collegium - Extends Minimum Term; Annual Royalty Payments Through 2021: On November 8, 2018, the Company announced an amendment to the Commercialization Agreement with Collegium Pharmaceutical, Inc. relating to the NUCYNTA® franchise. The amendment strengthens the collaboration and further aligns the parties’ mutual interest in growing the franchise. The amendment secures a minimum term of the Commercialization Agreement through at least December 31, 2021, prior to which Collegium may not terminate.

•
Completed Previously Announced Corporate Restructuring and HQ Relocation: In 2018, the Company completed its reincorporation from California to Delaware and changed its name from “Depomed, Inc.” to “Assertio Therapeutics, Inc.” In connection with the reincorporation and name change, the Company’s common stock began trading under a new ticker symbol “ASRT” and a new CUSIP number, 04545L 107, on August 15, 2018.

On August 15, 2018, the Company completed the relocation of its corporate headquarters from Newark, CA, to Lake Forest, IL. The relocation is consistent with the Company’s strategy to attract new pharmaceutical talent based in the Chicagoland area.

Additionally, the Company has sublet the entirety of its Newark facility.

Revenue Summary
(in thousands, unaudited)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2018	2017	2018	2017

Product sales, net:
Gralise	$14,805	$20,208	$58,077	$77,034
CAMBIA	10,933	7,749	35,803	31,597
Zipsor	3,212	4,415	16,387	16,700
Total neurology product sales, net	28,950	32,372	110,267	125,331

Nucynta products (1)	162	60,018	18,944	239,539
Lazanda (2)	227	1,770	755	15,010
Total product sales, net	29,339	94,160	129,966	379,880

Commercialization agreement: (3)
Commercialization rights and facilitation services, net	12,983	—	100,038	—
Revenue from transfer of inventory	—	—	55,705	—
Royalties and milestone revenue	277	248	26,061	844

Total revenues	$42,599	$94,408	$311,770	$380,724

(1)
The Company transitioned the commercial rights to sell NUCYNTA to Collegium on January 9, 2018. NUCYNTA product sales for the three months ended December 31, 2018 relate to sales reserve estimate adjustments. NUCYNTA product sales for the twelve months ended December 31, 2018 reflect the Company's sales of NUCYNTA during a stub period between January 1st and January 8th, and also includes a $12.5 million benefit related to the release of sales reserves for which the Company is no longer financially responsible.

(2)	The Company divested Lazanda in November 2017. Product sales for the three and twelve months ended December 31, 2018 relate to sales reserve estimate adjustments.

(3)
The Commercialization Agreement revenues for the twelve months ended December 31, 2018 includes $100.0 million related to the commercialization rights and facilitation services provided to Collegium and $55.7 million related to the fair value of inventory transferred to Collegium. During the fourth quarter of 2018, the Company amended the Commercialization Agreement and agreed upon a variable revenue stream to take the place of the existing fixed revenue stream. As such, as of the date of the amendment, on November 8, 2018, the Company ceased recognition of fixed revenues and will begin recognition of variable revenues when they become due beginning in January 2019.  Cash collected during the fourth quarter remained in-line with the pre-modification agreement amount of $33.8 million.

2019 Financial Guidance
The Company is providing the following 2019 financial guidance:

2019 Guidance
Neurology Franchise Net Sales	Low-to Mid-Single Digit Growth
GAAP Net (Loss)/Income(1)	($71) to ($61) million
Non-GAAP Adjusted EBITDA(1)	$115 to $125 million
(1) Guidance includes: (a) $2.8 million of non-cash Collegium warrant-related income and excludes (b) any future mark-to-market adjustments related to those warrants, which cannot be estimated at this time.

Conference Call and Webcast
Assertio will host a conference call today, Wednesday, March 6, 2019 beginning at 4:30 p.m. ET to discuss its results. This event can be accessed in three ways:

•	From the Assertio website: http://investor.assertiotx.com. Please access the website 15 minutes prior to the start of the call to download and install any necessary audio software.

•	By telephone: Participants can access the call by dialing (877) 550-3745 (United States) or (281) 973-6277 (International) referencing Conference ID 3784827.

•	By replay: A replay of the webcast will be located under the Investor Relations section of Assertio's website approximately two hours after the conclusion of the live call.

About Assertio Therapeutics, Inc.
Assertio Therapeutics is committed to providing responsible solutions to advance patient care in the Company’s core areas of neurology, orphan and specialty medicines. Assertio currently markets three FDA-approved products and continues to identify, license and develop new products that offer enhanced options for patients that may be under served by existing therapies. To learn more about Assertio, visit www.assertiotx.com.

“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995
The statements that are not historical facts contained in this release are forward-looking statements that involve risks and uncertainties including, but not limited to, the commercialization of Gralise, CAMBIA, and Zipsor, royalties associated with Collegium’s commercialization of NUCYNTA and NUCYNTA ER, regulatory approval and clinical development of long-acting cosyntropin, loan agreements, including our senior secured debt facility, Assertio’s financial outlook for 2019 and expectations regarding financial results and potential business opportunities and other risks detailed in the Company’s Securities and Exchange Commission filings, including the Company’s most recent Annual Report on Form 10-K and most recent Quarterly Report on Form 10-Q. The inclusion of forward-looking statements should not be regarded as a representation that any of the Company’s plans or objectives will be achieved. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. The Company undertakes no obligation to publicly release the result of any revisions to these forward-looking statements that may be made to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

Investor and Media Contact:
John B. Thomas
Senior Vice President, Investor Relations and Corporate Communications
jthomas@assertiotx.com

Non-GAAP Financial Measures
To supplement the Company’s financial results presented on a U.S. generally accepted accounting principles (GAAP) basis, the Company has included information about non-GAAP revenue, non-GAAP adjusted earnings, non-GAAP adjusted diluted earnings per share, non-GAAP adjusted EBITDA and other non-GAAP financial measures as useful operating metrics. The Company believes that the presentation of these non-GAAP financial measures, when viewed with results under GAAP and the accompanying reconciliation, provides supplementary information to analysts, investors, lenders, and the Company’s management in assessing the Company’s performance and results from period to period. The Company uses these non-GAAP measures internally to understand, manage and evaluate the Company’s performance, and in part, in the determination of bonuses for executive officers and employees. These non-GAAP financial measures should be considered in addition to, and not a substitute for, or superior to, net income or other financial measures calculated in accordance with GAAP. Non-GAAP financial measures used by us may be calculated differently from, and therefore may not be comparable to, non-GAAP measures used by other companies.

Specified Items
Non-GAAP measures presented within this release exclude specified items. The Company considers specified Items to be significant income/expense items not indicative of current operations, including the related tax effect. Specified items include non-cash adjustment to Collegium agreement revenue and cost of sales, release of NUCYNTA and Lazanda sales reserves for products the Company is no longer selling, interest income, interest expense, amortization, acquired in-process research and development and non-cash adjustments related to product acquisitions, stock-based compensation expense, non-cash interest expense related to debt, depreciation, taxes, transaction costs, CEO transition, restructuring costs, adjustments to net sales related to reserves recorded prior to the Company’s exit of opioid commercialization activities, legal costs and expenses incurred in connection with opioid-related litigation, investigations and regulations pertaining to the company’s historical commercialization of opioid products, certain types of legal settlements, disputes, fees and costs, and to adjust for the tax effect related to each of the non-GAAP adjustments.

CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share amounts)
(unaudited)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2018	2017	2018	2017
	(unaudited)		(unaudited)
Revenues:
Product sales, net	$29,339	$94,160	$129,966	$379,880
Commercialization agreement, net	12,983	—	155,743	—
Royalties and milestones	277	248	26,061	844
Total revenues	42,599	94,408	311,770	380,724

Costs and expenses:
Cost of sales (excluding amortization of intangible assets)	704	17,704	18,476	72,598
Research and development expenses	2,207	1,259	8,042	13,718
Acquired in-process research and development	—	24,900	—	24,900
Selling, general and administrative expenses	25,468	48,318	119,218	195,696
Amortization of intangible assets	25,443	25,541	101,774	102,745
Restructuring charges	1,859	9,372	20,601	13,247
Total costs and expenses	55,681	127,094	268,111	422,904

Income/(loss) from operations	(13,082)	(32,685)	43,659	(42,180)
Litigation settlement	—	—	62,000	—
Gain on divestiture of Lazanda	—	17,064	—	17,064
Interest and other income	224	77	1,197	681
Loss on prepayment of Senior Notes	—	(573)	—	(5,938)
Interest expense	(16,613)	(17,857)	(68,881)	(73,552)
Income tax (expense) benefit	5,333	870	(1,067)	1,429
Net income/(loss)	$(24,138)	$(33,104)	$36,908	$(102,496)

Basic net (loss) income per share	$(0.38)	$(0.52)	$0.58	$(1.63)
Diluted net income (loss) per share	$(0.38)	$(0.52)	$0.57	$(1.63)
Basic shares used in calculation	64,004	63,137	63,794	62,702
Diluted shares used in calculation	64,004	63,137	64,208	62,702

CONSOLIDATED CONDENSED BALANCE SHEETS
(in thousands)
(unaudited)

	December 31, 2018	December 31, 2017

Cash, cash equivalents and marketable securities	$110,949	$128,089
Accounts receivable, net	37,211	72,482
Inventories	3,396	13,042
Property and equipment, net	13,064	13,024
Intangible assets, net	692,099	793,873
Investments	11,784	—
Prepaid and other assets	64,363	18,107
Total assets	$932,866	$1,038,617

Accounts payable	$6,138	$14,732
Income tax payable	—	126
Interest payable	11,645	13,220
Accrued liabilities	31,361	60,496
Accrued rebates, returns and discounts	75,759	135,828
Senior notes	278,309	357,220
Convertible notes	287,798	269,510
Contingent consideration liability	1,038	1,613
Other liabilities	20,483	16,364
Shareholders’ equity	220,335	169,508
Total liabilities and shareholders’ equity	$932,866	$1,038,617

Exhibit 99.1

RECONCILIATION OF GAAP NET INCOME (LOSS) TO NON-GAAP ADJUSTED EBITDA
(in thousands)
(unaudited)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2018	2017	2018	2017
	(unaudited)		(unaudited)

GAAP net income/(loss)	$(24,138)	$(33,104)	$36,908	$(102,496)
Commercialization agreement revenues (1)	21,262	—	(25,164)	—
Commercialization agreement cost of sales (2)	—	—	6,200	—
Nucynta sales reserve (3)	—	—	(10,711)	—
Nucynta and Lazanda revenue reserves (4)	(1,024)	—	(1,562)	—
Expenses for opioid-related litigation, investigations and regulations (5)	3,537	—	7,897	—
Intangible amortization related to product acquisitions	25,443	25,541	101,774	102,745
Contingent consideration related to product acquisitions	143	(104)	(515)	(6,629)
Stock-based compensation	2,549	3,095	10,439	12,965
Purdue litigation settlement	—	—	(62,000)	—
Interest and other income	(224)	(77)	(1,197)	(410)
Interest expense	16,613	18,361	68,881	78,190
Depreciation	254	918	1,931	2,757
Provision for (benefit from) income taxes	(5,333)	(870)	1,067	(1,429)
Restructuring and related costs (6)	1,881	9,817	21,264	16,834
Acquired in process research and development	—	24,900	—	24,900
Gain on divestiture of Lazanda	—	(17,064)	—	(17,064)
Managed care dispute reserve	—	—	—	4,742
Transaction and other costs	—	1,435	123	1,435
Non-GAAP adjusted EBITDA	$40,963	$32,848	$155,335	$116,540

(1) For the period from January 8, 2018 through November 8, 2018, the adjustment relates to the non-cash value assigned to inventory transferred to Collegium. As of the date of the amendment, on November 8, 2018, the Company ceased recognition of fixed revenues and will begin recognition of variable revenues when they become due beginning in January 2019.  Cash collected during the fourth quarter remained in-line with the pre-modification agreement amount of $33.8 million. The adjustment for the three months ended December 31, 2018 relates to the cash received in excess of the GAAP revenue recognized. The Company has consistently shown non-GAAP revenue for the Commercialization Agreement on a cash basis.

(2) Represents the cash received for inventory transferred to Collegium at the commencement of the Commercialization Agreement.

(3) Represents a $12.5 million benefit related to the release of sales reserves for which the Company is no longer financially responsible, net of $1.8 million in royalties payable to a third party.

(4) Removal of the impact of revenue adjustment estimates related to products that we are no longer commercializing.

(5) Legal costs/expenses related to opioid-related litigation, investigations and regulations pertaining to the Company’s historical commercialization of opioid products.

(6) Restructuring and other costs represents non-recurring costs associated with the Company’s restructuring, reincorporation, headquarters relocation and CEO transition.

RECONCILIATION OF GAAP NET INCOME/(LOSS) TO NON-GAAP ADJUSTED EARNINGS
(in thousands, except per share amounts)
(unaudited)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2018	2017	2018	2017
	(unaudited)		(unaudited)

GAAP net income/(loss)	$(24,138)	$(33,104)	$36,908	$(102,496)
Commercialization agreement revenues (1)	21,262	—	(25,164)	—
Commercialization agreement cost of sales (2)	—	—	6,200	—
Nucynta sales reserve (3)	—	—	(10,711)	—
Nucynta and Lazanda revenue reserves (4)	(1,024)	—	(1,562)	—
Expenses for opioid-related litigation, investigations and regulations (5)	3,537	—	7,897	—
Intangible amortization related to product acquisitions	25,443	25,541	101,774	102,745
Contingent consideration related to product acquisitions	143	(104)	(515)	(6,629)
Stock-based compensation	2,549	3,095	10,439	12,965
Restructuring and related costs (6)	1,881	9,817	21,264	16,834
Acquired in process research and development	—	24,900	—	24,900
Gain on divestiture of Lazanda	—	(17,064)	—	(17,064)
Purdue litigation settlement	—	—	(62,000)	—
Non-cash interest expense on debt	5,579	5,340	21,877	20,953
Managed care dispute reserve	—	—	—	4,742
Valuation allowance on deferred tax assets	—	11,017	—	30,291
Other costs	—	—	123	—
Income tax effect of non-GAAP adjustments (7)	(12,147)	(18,626)	(13,305)	(56,875)
Non-GAAP adjusted earnings	$23,085	$10,813	$93,225	$30,366
Add interest expense of convertible debt, net of tax (8)	1,704	1,348	6,814	5,390
Numerator	$24,789	$12,160	$100,039	$35,756
Shares used in calculation (8)	81,935	81,360	82,139	81,619
Non-GAAP adjusted earnings per share	$0.30	$0.15	$1.22	$0.44

(1) For the period from January 8, 2018 through November 8, 2018, the adjustment relates to the non-cash value assigned to inventory transferred to Collegium. As of the date of the amendment, on November 8, 2018, the Company ceased recognition of fixed revenues and will begin recognition of variable revenues when they become due beginning in January 2019.  Cash collected during the fourth quarter remained in-line with the pre-modification agreement amount of $33.8 million. The adjustment for the three months ended December 31, 2018 relates to the cash received in excess of the GAAP revenue recognized. The Company has consistently shown non-GAAP revenue for the Commercialization Agreement on a cash basis.

(2) Represents the cash received for inventory transferred to Collegium at the commencement of the Commercialization Agreement.

(3) Represents a $12.5 million benefit related to the release of sales reserves for which the Company is no longer financially responsible, net of $1.8 million in royalties payable to a third party.

(4) Removal of the impact of revenue adjustment estimates related to products that we are no longer commercializing.

(5) Legal costs/expenses related to opioid-related litigation, investigations and regulations pertaining to the Company’s historical commercialization of opioid products.

(6) Restructuring and other costs represents non-recurring costs associated with the Company’s restructuring, reincorporation, headquarters relocation and CEO transition.

(7) Calculated by taking the pre-tax non-GAAP adjustments and applying the statutory tax rate.

(8) The Company uses the if-converted method to compute diluted earnings per share with respect to its convertible debt.

RECONCILIATION OF GAAP NET INCOME (LOSS) PER SHARE TO
NON-GAAP ADJUSTED EARNINGS PER SHARE
(unaudited)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2018	2017	2018	2017

GAAP net income/(loss) per share	(0.38)	(0.52)	0.57	(1.63)
Conversion from basic shares to diluted shares	0.09	0.12	(0.13)	0.38
Commercialization agreement revenues	0.26	—	(0.30)	—
Commercialization agreement cost of sales	—	—	0.08	—
Nucynta sales reserve	—	—	(0.13)	—
Non-cash interest expense on debt	0.07	0.07	0.27	0.26
Nucynta and Lazanda revenue reserves	—	—	(0.01)	—
Managed care dispute reserve	—	—	—	0.06
Expenses for opioid-related litigation, investigations and regulations	0.04	—	0.09	—
Purdue litigation settlement	—	—	(0.75)	—
Intangible amortization related to product acquisitions	0.31	0.31	1.23	1.25
Contingent consideration related to product acquisitions	(0.01)	—	(0.01)	(0.08)
Stock based compensation	0.03	0.04	0.13	0.16
Restructuring and related costs	0.03	0.12	0.26	0.21
Acquired in process research and development	—	0.30	—	0.30
Gain on divestiture of Lazanda	—	(0.21)	—	(0.21)
Valuation allowance on deferred tax assets	—	0.14	—	0.37
Income tax effect of non-GAAP adjustments	(0.16)	(0.23)	(0.16)	(0.70)
Add interest expense of convertible debt, net of tax	0.02	0.02	0.08	0.07
Non-GAAP adjusted diluted earnings per share	0.30	0.15	1.22	0.44

RECONCILATIONS OF GAAP REPORTED TO NON-GAAP ADJUSTED INFORMATION
For the three months ended December 31, 2018
(in thousands)
(unaudited)

	Commercialization agreement revenues	Product Sales	Royalties and milestones	Total Revenue	Cost of sales	Research and development expense	Selling, general and administrative expense
GAAP as reported	$12,983	$29,339	$277	$42,599	$704	$2,207	$25,468
Commercialization agreement revenues and cost of sales	21,262	—	—	21,262	—	—	—
Nucynta sales reserve	—	—	—	—	—	—	—
Third party royalties	(82)	—	—	(82)	82	—	—
Nucynta and Lazanda revenue reserves	—	(1,024)	—	(1,024)	—	—	—
Expenses for opioid-related litigation, investigations and regulations	—	—	—	—	—	—	(3,537)
Contingent consideration related to product acquisitions	—	—	—	—	—	—	(143)
Stock based compensation	—	—	—	—	—	(109)	(2,440)
Restructuring and other costs	—	—	—	—	—	—	(22)
Non-GAAP adjusted EBITDA	$34,163	$28,315	$277	$62,755	$786	$2,098	$19,326

For non-GAAP adjusted EBITDA purposes, the company adjusts the full costs of restructuring, amortization of intangible assets, interest expense and taxes.

RECONCILATIONS OF GAAP REPORTED TO NON-GAAP ADJUSTED INFORMATION
For the twelve months ended December 31, 2018
(in thousands)
(unaudited)

	Commercialization agreement revenues	Product Sales	Royalties and milestones	Total Revenue	Cost of sales	Research and development expense	Selling, general and administrative expense
GAAP as reported	$155,743	$129,966	$26,061	$311,770	$18,476	$8,042	$119,218
Commercialization agreement revenues and cost of sales	(25,164)	—	—	(25,164)	—	—	—
Nucynta sales reserve	—	(10,711)	—	(10,711)	—	—	—
Third party royalties	3,659	—	—	3,659	(3,659)	—	—
Nucynta and Lazanda revenue reserves	—	(1,562)	—	(1,562)	—	—	—
Expenses for opioid-related litigation, investigations and regulations	—	—	—	—	—	—	(7,897)
Contingent consideration related to product acquisitions	—	—	—	—	—	—	515
Stock based compensation	—	—	—	—	(30)	(446)	(9,963)
Restructuring and other costs	—	—	—	—	—	—	(661)
Other costs	—	—	—	—	—	—	(123)
Non-GAAP adjusted EBITDA	$134,238	$117,693	$26,061	$277,992	$14,787	$7,596	$101,089

For non-GAAP adjusted EBITDA purposes, the company adjusts the full costs of restructuring, amortization of intangible assets, interest expense and taxes.

FULL-YEAR 2019 NON-GAAP GUIDANCE RECONCILATION
(in millions)
(unaudited)

	Earnings(1)
	Low End	High End
GAAP	($71)	($61)
Specified Items(2)	$186	$186
Non-GAAP	$115	$125

(1) GAAP net income guidance refers to GAAP net income and non-GAAP earnings guidance refers to non-GAAP adjusted EBITDA.

(2) For purposes of this forward-looking reconciliation, a description of the categories of specified items included in this reconciliation are detailed in the tables above.